UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2014

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.
(Exact name of small business issuer as specified in its charter)

NEVADA	95-4627685
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer NO.)

24025 Park Sorrento, Suite 410, Calabasas, CA 91302
(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197
(Issuer's telephone/facsimile numbers, including area code)

Item 2.02  Results of Operations and Financial Condition.

On September 12, 2014, NetSol Technologies, Inc. issued a press release announcing results of operations and financial conditions for the year ended June 30, 2014.  The press release is furnished as Exhibit 99.1 to this Form 8-K. Additionally, the Company posted a power point presentation on its website discussing the results of operations and financial conditions for the year ended June 30, 2014.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document field under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Exhibits

99.1	News Release dated September 12, 2014
99.2	Power Point Presentation dated September 12, 2014

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: September 12, 2014	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date: September 12, 2014	/s/Roger Almond
Roger Almond
Chief Financial Officer